CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Report on Form 10-QSB of Redhand International, Inc., I, Deon Kotze Chief Financial Officer of Redhand International, Inc. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Report on Form 10-QSB, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Redhand International, Inc.



					By: /s/ Deon Kotze
					--------------------------------------
						Deon Kotze
						Chief Financial Officer


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